Impairment of Assets (Tables)	12 Months Ended
Dec. 31, 2010
Tangible Asset Impairment Charges [Abstract]
Details Of Impairment Of Long Lived Assets Held And Used By Asset [Text Block]

	Impairment of assets
	Impairments are made up as follows:
		2010	2009	2008
		$	$	$
	South Africa
	Below 120 level at TauTona(1)	47	-	16
	Impairment and write-off of Savuka(2)	16	-	-
	Impairment of Tau Lekoa(3)	8	4	-
	Continental Africa
	Impairment of Iduapriem obsolete tailings storage facility(4)	8	-	-
	Impairment of Geita mining assets(5)	5	-	299
	Impairment of goodwill held in Geita mine(5)	-	-	181
	Impairment and write-off of tailings treatment plant at Obuasi mine(6)	3	-	-
	Impairment and write-off of oxide treatment plant at Obuasi mine(7)	-	4	-
	Impairment of goodwill held in Obuasi mine(8)	-	-	104
	Impairment of abandoned shaft infrastructure and reserve power plant at Obuasi mine(9)	-	-	15
	Impairment of reserve power plant at Iduapriem mine(9)	-	-	3
	Impairment of goodwill held in Iduapriem mine(10)	-	-	14
	Impairment of exploration assets in the DRC(11)	-	-	29
	Impairment of obsolete heap leach plant infrastructure at Siguiri mine	-	-	7
	Americas
	Write-off of mining assets at Serra Grande	3	-	-
	Other
	Impairment and write-off of various minor tangible assets and equipment	1	-	2
		91	8	670

(1)	Due to a change in the mine plan resulting from safety related concerns following seismic activity, a portion of the below 120 level development has been abandoned and will not generate future cash flows.
(2)	Due to a change in the mine plan, the Savuka assets have been abandoned and will not generate future cash flows.
(3)	Following the classification of Tau Lekoa as held for sale in 2009, impairment testing was performed on the held for sale asset. As the estimated fair value less costs to sell did not support the carrying value, an impairment was recorded for held for sale assets. The sale of Tau Lekoa was concluded effective August 1, 2010. Refer to Note 17.
(4)	The use of the tailings storage facility was discontinued.
(5)	Impairment of mining assets in 2010 represents the write-off of vehicles and heavy mining equipment at Geita. In 2008, the annual impairment testing for goodwill was performed for Geita mine and it was determined that its goodwill was fully impaired. The impairment testing for mining assets was performed and the estimated fair value of the mining assets did not support the carrying values and as a result, an impairment of mining assets was recorded. The impairment at Geita mine was due to a combination of factors such as the lower forward gold curve price, higher discount rates and a change in the mine plan revised mainly due to a reduction in reserves resulting from resource model changes, grade factors and an increase in the cost of extraction.
(6)	Due to safety related concerns the use of the tailings treatment plant was discontinued.
(7)	Due to damage suffered by the leach tanks of the treatment plant its use was discontinued in 2009.
(8)	In 2008, the annual impairment testing for goodwill was performed for Obuasi mine and it was determined that its goodwill was fully impaired. The goodwill impairment was the result of factors such as the lower forward gold curve price, higher discount rates and a revised mine plan which incorporated changes in the cost of extraction due to the higher power costs experienced in Ghana.
(9)	The reserve power plant had been placed on care and maintenance during 2008 and was handed over to the Volta Regional Authority in 2009. Both Obuasi mine and Iduapriem mine contributions to the capital cost of the reserve power plant were impaired as the mines would not derive further economic benefit.
(10)	In 2008, the annual impairment testing for goodwill was performed for Iduapriem mine and it was determined that its goodwill was fully impaired. The goodwill impairment was the result of factors such as the lower forward gold curve price, higher discount rates and a revised mine plan which incorporated changes in the cost of extraction due to the higher power costs experienced in Ghana.
(11)	In terms of the volatile political situation in the DRC in 2008, commercial exploitation appeared unlikely and the mineral right value was impaired.

The following estimates and assumptions were used by management when reviewing goodwill and long-lived assets for impairment:

—	the gold price assumption represented management’s best estimate of the future price of gold. In arriving at the estimated long-term gold price, management considered all available market information including current prices, historical averages, and forward pricing curves. The long-term gold price is based on a range of economic and market conditions that will exist over the remaining useful life of the assets; (1)
—	proven and probable ore reserves as well as value beyond proven and probable reserves estimates. For these purposes proven and probable ore reserves of approximately 71.2 million ounces (including joint ventures) as at December 31, 2010 were determined;
—	the real pre-tax discount rate is commensurate with the risks involved which is consistent with the basis used in 2009. The risk factors considered were country risk as well as asset risk for cash flows relating to mines that are not yet in production and deep level mining projects. The country risk factor was based on the Company’s internal assessment of country risk relative to the issues experienced in the countries in which it operates and explores;
—	foreign currency cash flows were translated at estimated forward exchange rates and then discounted using appropriate discount rates for that currency; and
—	cash flows used in impairment calculations were based on life of mine plans.

Estimates and assumptions used by management included the following:

		2010	2009	2008
		$ per ounce	$ per ounce	$ per ounce
(1)	Long-term real gold price	1,113	906	817

The real pre-tax discount rates applied in the 2010 impairment calculations on reporting units with significant assigned goodwill were as follows:

Percentage
Australasia
Sunrise Dam	11.1%
Americas
Cripple Creek	6.5%

The real pre-tax discount rates applied in the 2008 impairment calculations to determine reporting unit's fair value were as follows:

Discount rate
Continental Africa
Geita	11.5%
Obuasi	9.0%
Iduapriem	8.8%